Certification of James I. Robertson Pursuant to 18 U.S.C. Section 1350, as
       Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

     In connection with the Annual Report of AMVESCAP PLC (the "Company") on Form 20-F for the period ended December 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, James I. Robertson, Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1) The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

     A signed original of this written statement required by Rule 13a-14(b) under the Securities Exchange Act of 1934 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

Date:    June 29, 2005


/s/ James I. Robertson
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James I. Robertson
Chief Financial Officer